UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to Articles of Incorporation.

Third Amended and Restated Certificate of Incorporation

At the United Rentals, Inc. (the “Company’) annual meeting of stockholders on May 4, 2017, stockholders approved amendments to the Company’s Restated Certificate of Incorporation to remove supermajority voting provisions and to remove limitations on stockholders’ ability to call special meetings of stockholders. The Company filed Certificates of Amendment with the Secretary of State of the State of Delaware on May 4, 2017. A copy of each of the amendments to the Company’s Restated Certificate of Incorporation is attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on May 4, 2017, the Company filed a Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, integrating into a single instrument all of the provisions of the Restated Certificate of Incorporation which were then in effect and those amendments approved by the stockholders on May 4.  The Third Amended and Restated Certificate of Incorporation only restated and integrated, but did not further amend the provisions of the Restated Certificate of Incorporation. The foregoing description of the Company’s Third Amended and Restated Certificate of Incorporation is qualified in all respects by reference to the text of the Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Amendments to Bylaws.

Amended and Restated By-Laws

Effective as of May 4, 2017, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s By-Laws to allow stockholders holding 25% or more the ability to call special meetings of stockholders. Provided that stockholders satisfy requirements specified in Section 2.03 of the Company’s By-Laws, the Board will call a special meeting of stockholders upon written request by one or more record holders of shares of stock of the Company representing in the aggregate not less than 25% of the voting power of all shares of the Company entitled to vote on the matter or matters to be brought before the proposed special meeting.

In addition, on May 4, 2017, the Board also approved an amendment to the Company’s By-Laws to clarify the post-meeting holding requirement in the proxy access provision in Section 3.10(d)(ii)(G) of the Company’s By-Laws.

The foregoing description of the amendments to the Company’s By-Laws is qualified in all respects by reference to the text of the Company’s Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

On May 4, 2017, United Rentals, Inc. held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Singleton B. McAllister, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Shiv Singh to the Board for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2017; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; (iv) on an advisory (non-binding) basis on whether an advisory vote on executive compensation should be held every year, every two years or every three years; (v) on a Company proposal to amend the Company’s Restated Certificate of Incorporation to remove supermajority voting requirements; (vi) on an advisory (non-binding) basis on a stockholder proposal on special shareowner meetings; and (vii) on a Company proposal to amend the Company’s Restated Certificate of Incorporation to allow amendment to the Company’s By-Laws granting stockholders holding 25% or more the ability to call special meetings of stockholders.

The stockholders elected all nine directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding basis) the compensation of the Company’s named executive officers, voted (on a non-binding basis) in favor of holding an advisory vote on executive compensation every year, approved the amendment of the Company’s Restated Certificate of Incorporation to remove supermajority voting requirements, approved (on a non-binding basis) a stockholder proposal on special shareowner meetings, and approved the amendment to the Company’s Restated Certificate of Incorporation to allow amendment to the Company’s By-Laws granting stockholders holding 25% or more the ability to call special meetings of stockholders.

The final voting results for each of the matters submitted to a vote of stockholders at the 2017 annual meeting are set forth below:

Proposal 1.            Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	64,796,497	530,120	171,097	6,424,500
José B. Alvarez	64,749,072	44,413	704,229	6,424,500
Bobby J. Griffin	65,181,357	147,856	168,501	6,424,500
Michael J. Kneeland	65,289,350	39,533	168,831	6,424,500
Singleton B. McAllister	63,454,959	1,873,848	168,907	6,424,500
Jason D. Papastavrou	64,436,760	888,976	171,978	6,424,500
Filippo Passerini	62,552,067	2,776,524	169,123	6,424,500
Donald C. Roof	65,212,628	115,807	169,279	6,424,500
Shiv Singh	65,179,571	146,926	171,217	6,424,500

Proposal 2.            Ratification of Appointment of Public Account Firm.

For	Against	Abstain	Broker Non-Votes
70,667,350	1,059,206	195,658	*

*  Not applicable.

Proposal 3.            Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
61,472,826	3,730,570	294,318	6,424,500

Proposal 4.            Advisory Vote on Frequency of Executive Compensation Vote.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
58,285,776	52,973	6,959,870	199,095	6,424,500

As disclosed above, a substantial majority of the votes cast on Proposal 4 voted, on an advisory basis, to hold an advisory stockholder vote on executive compensation every year. In view of these voting results and in accordance with the Board’s recommendation, the Board has determined that an advisory vote on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 5.            Company Proposal to Amend the Company’s Restated Certificate of Incorporation to Remove Supermajority Voting Requirements.

For	Against	Abstain	Broker Non-Votes
65,154,884	100,285	242,545	6,424,500

Proposal 6.            Stockholder Proposal on Special Shareowner Meetings.

For	Against	Abstain	Broker Non-Votes
33,061,939	32,143,742	292,033	6,424,500

Proposal 7.            Company Proposal to Amend the Company’s Restated Certificate of Incorporation to Allow Amendment to By-Laws Granting Stockholders Holding 25% or More the Ability to Call Special Meetings of Stockholders.

For	Against	Abstain	Broker Non-Votes
57,243,381	7,998,635	255,698	6,424,500

Item 9.01                   Financial Statements and Exhibits.

3.1                 Certificate of Amendment, dated May 4, 2017, to the United Rentals, Inc. Restated Certificate of Incorporation (removing supermajority voting provisions)

3.2                 Certificate of Amendment, dated May 4, 2017, to the United Rentals, Inc. Restated Certificate of Incorporation (removing limitations on stockholders’ ability to call special meetings of stockholders)

3.3                 Third Amended and Restated Certificate of Incorporation of United Rentals, Inc.

3.4                 Amended and Restated By-Laws of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2017

UNITED RENTALS, INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President, Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive Vice President, Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment, dated May 4, 2017, to the United Rentals, Inc. Restated Certificate of Incorporation (removing supermajority voting provisions)

3.2	Certificate of Amendment, dated May 4, 2017, to the United Rentals, Inc. Restated Certificate of Incorporation (removing limitations on stockholders’ ability to call special meetings of stockholders)

3.3	Third Amended and Restated Certificate of Incorporation of United Rentals, Inc.

3.4	Amended and Restated By-Laws of United Rentals, Inc.